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                                 EXHIBIT 99.14

                  MONTHLY CERTIFICATEHOLDERS' STATEMENT 1995-4

                         [Exhibit Begins on Next Page]
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First USA Bank
First USA Management
Post Office Box 650370
Dallas, TX 75265-0370
Tel (214)849-2000

                                           [LOGO OF FIRST USA BANK APPEARS HERE]

                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                FIRST USA BANK

                -----------------------------------------------
               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1995-4
                ------------------------------------------------

               Monthly Period:                        04/01/96 to
                                                      04/30/96
               Distribution Date:                     05/15/96
               Transfer Date:                         05/14/96

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding currend distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per series 1995-4 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Monthly Distribution.
    -------------------------------------------------------

    1.  The total amount of the distribution to
        Certificateholders on the Distribution Date per $1,000 original certificate principal amount

                                              Class A                $4.68333333
                                              Class B                 4.78333333
                                              Collateral Inv. Amt.    5.20833339
                                                                   -------------
                                              Total (weighted avg.)  $4.74070913

    2.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Certificates, per $1,000 original
        certificate principal amount          Class A                $4.68333333
                                              Class B                $4.78333333
                                              Collateral Inv. Amt.   $5.20833339
                                                                   -------------
                                              Total (weighted avg.)  $4.74070913
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                   Series 1995-4
Page 2


        3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                                        Class A                            $0.00
                                        Class B                             0.00
                                        Collateral Inv. Amt.                0.00
                                                              ------------------
                                        Total                              $0.00

B.      Information Regarding the Performance of the Trust.
        ---------------------------------------------------

        1.      Allocation of Principal Receivables.
                ------------------------------------

                The aggregate amount of Allocations of Principal
                Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                        Class A                   $77,095,076.37
                                        Class B                     6,964,753.22
                                        Collateral Inv. Amt.        8,829,936.70
                                                              ------------------
                                        Total                     $92,889,766.29
                                                              ==================

        2.      Allocation of Finance Charge Receivables.
                ----------------------------------------
                (a) The aggregate amount of Allocations of Finance Charge Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                        Class A                   $10,340,999.44
                                        Class B                       934,412.71
                                        Collateral Inv. Amt.        1,183,630.80
                                                              ------------------
                                        Total                     $12,459,042.95
                                                              ==================

                (b)     Principal Funding Investment Proceeds (to Class A)   N/A
                (c)     Withdrawals from Reserve Account (to Class A)        N/A
                                                              ------------------
                          Class A Available Funds                 $10,340,999.44
                                                              ==================



        3.      Principal Receivables/Investor Percentages
                --------------------------------------------
                (a) The aggregate amount of Principal Receivables in the Trust as of the last day of the Monthly Period

                                                              $15,407,153,743.19
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MONTHLY  CERTIFICATEHOLDERS'  STATEMENT                 Series 1995-4
Page 3

         (b)  Invested Amount as of the last day of the
              preceding month (Adjusted Class A Invested
              Amount during Accumulation Period)
                                        Class A                  $750,000,000.00
                                        Class B                    67,770,000.00
                                        Collateral Inv. Amt.       85,845,000.00
                                                                 ---------------
                                        Total                    $903,615,000.00

         (c)  The Floating Allocation Percentage: The
              Invested Amount set forth in paragraph 3(b) above as a percentage of the aggregate amount of Principal Receivables as of the Record Date set forth in paragraph 3(a) above

                                        Class A                           4.868%
                                        Class B                           0.440%
                                        Collateral Inv. Amt.              0.557%
                                                                 ---------------
                                        Total                             5.865%

         (d)  During the Amortization Period: The Invested
              Amount as of _______ (the last day of the
              Revolving Period)
                                        Class A                              N/A
                                        Class B                              N/A
                                        Collateral Inv. Amt.                 N/A
                                                                 ---------------
                                        Total                                N/A

         (e)  The Fixed/Floating Allocation Percentage:
              The Invested Amount set forth in paragraph
              3(d) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph 3(a) above

                                        Class A                              N/A
                                        Class B                              N/A
                                        Collateral Inv. Amt.                 N/A
                                                                 ---------------
                                        Total                                N/A

    4.  Delinquent Balances.
        --------------------

        The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

        (a)    35-64 days                                        $233,085,687.89
        (b)    65-94 days                                        $150,215,281.63
        (c)    95-124 days                                       $110,895,315.12
        (d)    125-154 days                                       $88,035,352.92
        (e)    155-184 days                                       $76,105,895.19
        (f)    185 or more days                                   $66,855,338.43
                                                                 ---------------
                                                Total            $725,192,871.18
                                                                 ===============

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                 Series 1995-4
Page 4

    5.  Monthly Investor Default Amount.
        --------------------------------

        (a)  The aggregate amount of all defaulted
             Principal Receivables written off as
             uncollectible during the Monthly Period
             allocable to the Invested Amount (the
             aggregate "Investor Default Amount")

                                        Class A                    $3,037,497.39
                                        Class B                       274,468.26
                                        Collateral Inv. Amt.          347,671.95
                                                                   -------------
                                        Total                      $3,659,637.60
                                                                   =============

    6.  Investor Charge-Offs & Reimbursements of Charge-Offs.
        -----------------------------------------------------

        (a)  The aggregate amount of Class A Investor
             Charge-Offs and the reductions in the
             Class B Invested Amount and the Collateral
             Invested Amount

                                        Class A                            $0.00
                                        Class B                             0.00
                                        Collateral Inv. Amt.                0.00
                                                                   -------------
                                        Total                              $0.00
                                                                   =============

        (b)  The amounts set forth in paragraph 6(a)
             above, per $1,000 original certificate
             principal amount (which will have the
             effect of reducing, pro rata, the amount of each Certificateholder's investment)

                                        Class A                            $0.00
                                        Class B                             0.00
                                        Collateral Inv. Amt.                0.00
                                                                   -------------
                                        Total                              $0.00
                                                                   =============

        (c)  The aggregate amount of Class A Investor
             Charge-Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the Collateral Invested Amount

                                        Class A                            $0.00
                                        Class B                             0.00
                                        Collateral Inv. Amt.                0.00
                                                                   -------------
                                        Total                              $0.00
                                                                   =============

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                  Series 1995-4
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                (d)     The amount set forth in paragraph 6(c) above, per
                        $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                     Class A                              $0.00
                                     Class B                               0.00
                                     Collateral Inv. Amt.                  0.00
                                                          ---------------------
                                     Total                                $0.00
                                                          =====================

        7.      Investor Servicing Fee.
                ----------------------

                (a) The amount of the Investor Monthly Servicing Fee payable by the Trust to the Servicer for the Monthly Period

                                     Class A                        $937,500.00
                                     Class B                          84,712.50
                                     Collateral Inv. Amt.            107,306.25
                                                          ---------------------
                                     Total                        $1,129,518.75
                                                          =====================


        8.      Reallocated Principal Collections
                ---------------------------------

                The amount of Reallocated Collateral and Class B
                Principal Collections applied in respect of Interest Shortfalls, Investor Default Amounts or Investor
                Charge-Offs for the prior month.

                                     Class B                              $0.00
                                     Collateral Inv. Amt.                  0.00
                                                          ---------------------
                                     Total                                $0.00
                                                          =====================



        9.      Collateral Invested Amount
                --------------------------

                (a) The amount of the Collateral Invested Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made in respect of the preceding month

                                                                 $85,845,000.00

                (b) The Required Collateral Invested Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made in respect of the preceding month

                                                                 $85,845,000.00
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                   Series 1995-4
Page 6

    10.  The Pool Factor.
         ----------------

         The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                        Class A                       1.00000000
                                        Class B                       1.00000000
                                                                   -------------
                                        Total (weighted avg.)         1.00000000

    11.  The Portfolio Yield
         -------------------

         The Portfolio Yield for the related Monthly Period               11.69%

    12.  The Base Rate
         -------------

         The Base Rate for the related Monthly Period                      7.69%




C.  Information Regarding the Principal Funding Account
    ---------------------------------------------------

    1.  Accumulation Period
        -------------------

        (a)  Accumulation Period commencement date                      07/31/98

        (b)  Accumulation Period length (months)                               2

        (c)  Accumulation Period Factor                                     8.28

        (d)  Required Accumulation Factor Number                              11

        (e)  Controlled Accumulation Amount                      $564,545,454.55

        (f)  Minimum Payment Rate (last 12 months)                         9.54%


    2.  Principal Funding Account
        -------------------------

    Beginning Balance                                                      $0.00
        Plus:  Principal Collections for Related Monthly Period
               from Principal Account                                       0.00
        Plus:  Interest on Principal Funding Account Balance for
               Related Monthly Period                                        N/A
        Less:  Withdrawals to Finance Charge Account                         N/A
        Less:  Withdrawals to Distribution Account                          0.00
                                                                   -------------
    Ending Balance                                                         $0.00
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                   Series 1995-4
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        3.  Accumulation Shortfall
            ----------------------

                  The Controlled Deposit Amount for the previous
                  Monthly Period                                         N/A

            Less: The amount deposited into the Principal Funding
                  Account for the Previous Monthly Period                N/A
                                                                ------------

                  Accumulation Shortfall                                 N/A
                                                                ============

                  Aggregate Accumulation Shortfalls                      N/A
                                                                ============

        4.  Principal Funding Investment Shortfall
            --------------------------------------

                  Covered Amount                                         N/A

            Less: Principal Funding Investment Proceeds                  N/A
                                                                ------------

                  Principal Funding Investment Shortfall                 N/A


D. Information Regarding the Reserve Account
   -----------------------------------------

        1.  Required Reserve Account Analysis

            (a)   Required Reserve Account Amount percentage
                  (0.5% of Class A Invested Amount or other amount
                  designated by Transferor)                             0.00%

            (b)   Required Reserve Account Amount ($)                  $0.00

            (c)   Required Reserve Account Balance after effect of     $0.00
                  any transfers on the Related Transfer Date

            (d)   Reserve Draw Amount transferred to the Finance
                  Charge Account on the Related Transfer Date          $0.00


        2.  Reserve Account Investment Proceeds
            -----------------------------------

            Reserve Account Investment Proceeds transferred to the
            Finance Charge Account on the Related Transfer Date          N/A

        3.  Withdrawals from the Reserve Account
            ------------------------------------

            Total Withdrawals from the Reserve Account transferred
            to the Finance Charge Account on the Related Transfer
            Date (1(d) plus 2 above)                                     N/A

        4.  The Portfolio Adjusted Yield
            ----------------------------

            The Portfolio Adjusted Yield for the related
            Monthly Period                                               4.92%
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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page


                                         FIRST USA BANK
                                         as Servicer

                                         By:  /s/ Steven L. McDonald
                                              ----------------------------------
                                              Steven L. McDonald
                                              Senior Vice President